Accounts receivable, net	12 Months Ended
Dec. 31, 2011
Accounts receivable, net [Text Block]

3. Accounts receivable, net

Accounts receivable, net, consists of the following:

	December 31,
	2010	2011	2011
	RMB’000	RMB’000	US$’000

Accounts receivable	81,163	116,491	18,509
Less: Allowance for doubtful accounts	(2,663)	(2,542)	(404)
Total accounts receivable, net	78,500	113,949	18,105

An analysis of the allowance for doubtful accounts is as follows:

	December 31,
	2009	2010	2011	2011
	RMB’000	RMB’000	RMB’000	US$’000

Balance at beginning of year	4,503	2,915	2,663	423
Credited to income	(1,588)	(234)	(111)	(17)
Written off against the allowance	-	(18)	(10)	(2)

Balance at end of year	2,915	2,663	2,542	404

The Group’s accounts receivable balances are all related to third-party customers. The Group has a credit policy in place and the exposure to credit risk is monitored on an ongoing basis. The Group does not obtain collateral from customers.